                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(a)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           CNB Financial Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

     ---------------------------------------------------------------------------

     (4)  Date Filed:

     ---------------------------------------------------------------------------

Notes:

[LOGO OF CNB FINANCIAL]

P.O. Box 42
Clearfield, PA 16830


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the County National Bank, One South Second Street, Clearfield, Pennsylvania 16830 on Tuesday, April 18, 2000, at 2:00 P.M. for the following purposes:

  1. ELECTION OF DIRECTORS: The election of four Class 3 directors to serve until the Annual Meeting in the year 2003 or until their respective successors are elected and qualified.

  2. TRANSACTION OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed March 8, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  The annual report to shareholders for the year ended December 31, 1999 and a form of proxy are enclosed.

  YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES IN PERSON.


                                    By Order of the Board of Directors,

                                    /s/ William A. Franson
                                    William A. Franson
                                    Secretary

Clearfield, Pennsylvania
March 23, 2000

                      This page left intentionally blank

                                PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                           TUESDAY, APRIL 18, 2000


     CNB Financial Corporation (the "Corporation") is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve Board having its principal offices at County National Bank, Clearfield, Pennsylvania 16830. The only subsidiary of the Corporation is County National Bank (the "Bank").
     The enclosed proxy is being solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held April 18, 2000. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Corporation may solicit proxies personally or by telephone and the Corporation may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 23, 2000.
     A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.
     The enclosed proxy is revocable at any time prior to the actual voting of such proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with the instructions, if any. Unless otherwise directed, proxies will be voted in "FAVOR" of (1) the election as directors of the four nominees named under the caption "Election of Directors" herein. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for action.
     The Board of Directors has fixed the close of business on March 8, 2000, as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of the Corporation entitled to vote at the meeting consist of 3,664,309 shares of common stock outstanding on the Record Date. In the election of directors, each shareholder or a duly authorized proxy will have the right to vote the number of shares owned for each of the directors to be elected. The affirmative vote of a majority of the outstanding shares on the matter is required for the approval of all matters.
     To the knowledge of the Corporation, only the Trust Department of County National Bank, a wholly owned subsidiary of the Corporation, owned of record or beneficially on the record date more than five percent (5%) of the outstanding common stock of the Corporation. At the Record Date, all officers and directors of the Corporation as a group beneficially owned 246,517 shares or 6.73%.

1. ELECTION OF DIRECTORS

     The Articles of Association of the Corporation provide that the Board of Directors shall consist of not less than nine nor more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at fourteen and the number of Class 3 directors at four.
     The Articles further provide that the Board shall be classified into three classes with each class consisting of no less than three nor more than eight directors. One class of directors is to be elected annually. Of the persons named below, all of whom are members of the present Board of Directors, four are nominated to serve as Class 3 directors to hold office for a three year term expiring at the third succeeding annual meeting (in the year 2003) or until their respective successors have been duly elected and have qualified. The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the nominees named below should become unavailable to serve, the enclosed proxy will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.


NOMINEES: Class 3 directors for a three year term expiring at annual shareholders meeting in the year 2003.

                                                                                          Shares             Percent of
--------------------------------------------------------------------------------------------------------------------------------
                                    Business Experience                     Director      Beneficially       Beneficial Ownership
Name                        Age     (Past Five Years)                       Since         Owned  (1) (2)     if 1.00% or More
Robert E. Brown             58      President                               2/15/83       16,256 (3)                 --
                                    E. M. Brown, Inc.
                                    (Contractor and Coal Producer)

James P. Moore              64      President and                           4/13/82       10,716 (3) (5)             --
                                    Chief Executive Officer
                                    CNB Financial Corporation
                                    Chairman of the Board
                                    County National Bank

Robert C. Penoyer           65      Consulting Engineer                     2/15/83       11,124 (3) (4) (5)         --

Joseph L. Waroquier, Sr.    66      Former President                        5/13/86       23,880 (3)                 --
                                    Waroquier Coal, Inc.
                                    (Coal Producer)

The following Class 2 directors terms expire at the time of the annual meeting in 2001.

Richard D. Gathagan         58      President and Owner of                  11/8/88       31,764 (3)                 --
                                    Pharmaceutical & Medical
                                    Companies (Health Care)
                                    Formerly Owner-Life Support
                                    Products (Health Care)

Dennis L. Merrey            51      President and CEO,                       6/4/91       13,847 (4)                 --
                                    Clearfield Powdered Metals, Inc.
                                    (Manufacturer)

William R. Owens            62      Former V. Pres., Sec., and Treas.       2/15/83       18,000                     --
                                    CNB Financial Corporation
                                    Former President and
                                    Chief Executive Officer
                                    County National Bank

Carl J. Peterson            62      Former Assistant Secretary              1/28/92       10,568 (3) (5)             --
                                    CNB Financial Corporation and
                                    Senior Vice President
                                    & Trust Officer
                                    County National Bank

Robert G. Spencer           68      President                               2/15/83       21,945 (4)                 --
                                    Hepburnia Coal Sales Corp.
                                    (Coal Producer)

The following Class 1 directors terms expire at the time of the annual meeting in 2002.

William F. Falger          52         Executive Vice President                  4/16/96        1,901 (3) (5)          --
                                      CNB Financial Corporation                                5,913 (6)
                                      President and Chief
                                      Executive Officer
                                      County National Bank

James J. Leitzinger        61         President                                 10/4/83       46,189 (3) (4) (5)     1.34%
                                      Leitzinger Realty
                                      (Real Estate Investments)

Jeffrey S. Powell          35         President                                12/27/94       13,220 (3)              --
                                      J. J. Powell, Inc.
                                      (Petroleum Wholesaler-Retailer)

Peter F. Smith             45         Attorney at Law                           9/12/89       11,300                  --
James B. Ryan              52         Vice President, Sales & Marketing          2/9/99        6,850                  --
                                      Windfall Products, Inc.

Beneficial Ownership of Other Named Executive Officers:

William A. Franson         56         Secretary                                                2,210 (5)              --
                                      CNB Financial Corporation                                5,913 (6)
                                      Executive Vice President and Cashier
                                      Chief Operating Officer
                                      County National Bank

Joseph B. Bower, Jr.       36         Treasurer                                                  834 (3) (4)          --
                                      CNB Financial Corporation
                                      Senior Vice President
                                      Chief Financial Officer
                                      County National Bank

(1)  Information furnished by directors and executive officers.
(2) The shares "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and include shares as to which the individual has or shares voting or investment power on the Record Date or has the right to acquire beneficial ownership within 60 days after the Record Date.
(3) This figure includes joint ownership with relatives as to which the director has joint voting or investment powers.
(4) This figure includes indirect ownership of shares as to which the director or officer has voting or investment powers.
(5)  This figure includes shares through a trust or pension plan agreement.
(6) This figure includes shared voting rights for shares indirectly held in trust for the Bank's 401(k) employees' savings plan.

2. OTHER MATTERS

  The Boards of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment.

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Boards of Directors held twenty-three meetings during 1999.
  The Board of Directors of the Corporation and the Board of Directors of the Bank have a number of joint committees that serve both the Corporation and the Bank. These include an Examining Committee (audit committee), a Personnel Committee, an Executive Compensation Committee and a Nominating Committee.
  The Examining Committee met four times during 1999. This Committee consisted of Edward B. Reighard; Dennis L. Merrey; Robert C. Penoyer; Jeffrey S. Powell; Robert G. Spencer and Joseph L. Waroquier, Sr. The Committee meets quarterly with the internal auditor and, periodically, with the Corporation's independent public accountants to review accounting, auditing and financial reporting matters, including the review of audit plans.

  The Executive Compensation Committee/Personnel Committee consisted of William
R. Owens, Chairman; Robert E. Brown; Richard D. Gathagan; Dennis L. Merrey; and Peter F. Smith. The Committee met six times during 1999. See "Executive Compensation - Executive Compensation Committee."
  The Nominating Committee met twice during 1999. The Committee consists of Peter F. Smith, Chairman; Robert E. Brown; Richard D. Gathagan; and Jeffrey S. Powell. Its function is to recommend candidates for nomination for election to the Board of Directors. Any shareholder who wishes to have the committee consider a candidate should submit the name of the candidate, along with any biographical or other relevant information that the shareholder wishes the Committee to consider and the consent of such candidate evidencing his or her willingness to serve as a director, to the President of the Corporation at the address appearing on the first page of this Proxy Statement. Any nomination is subject to Article V, Section 2 of the By-Laws.
  Directors William R. Owens, James P. Moore and William F. Falger are ex officio members of all committees if not otherwise named, except the Examining and Executive Compensation Committees as to Messrs. Moore and Falger.

                            EXECUTIVE COMPENSATION

Report of the Executive Compensation Committee

  The Executive Compensation Committee ("Committee") is composed of five non-employee, independent directors selected from the Boards of Directors of the Corporation and the Bank.
  The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. In discharging these responsibilities, the Committee seeks to maintain a position of "equity" with respect to the balancing of interests of the shareholder with those of the executive officers.
  At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the group. Independent, outside advisors and consultants may also be used from time to time by the Committee in a similar manner.

Executive Compensation Philosophy & Policy

  The written executive compensation philosophy is an integral part of the Executive Compensation Program since it reflects the attitudes of the Board(s) of Directors toward program participation, peer group comparisons, plan design, etc. Within the overall objectives of equity and regulatory compliance, the philosophy serves to guide the deliberations of the Committee and acts as a standard against which plan performance may be measured.
  Executive compensation programs are designed to encourage executive decisions and actions that have a positive impact on the Corporation's overall performance. For that reason, program participation is limited to those individuals who have the greatest opportunity to influence the achievement of strategic corporate objectives.
  The pay philosophy defines what the organization will pay for, e.g., performance, job worth, etc. The Committee has established the following parameters for the pay philosophy under the current program:

     1. Base compensation levels for the Corporation's executive officers that are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as the United States. The committee also takes into account individual experience and performance of executive officers relative to the specific needs of the Corporation.

     2. Compensation adjustments that are subjective and discretionary on the part of the Committee and the Board(s) of Directors. However, these discretionary adjustments will be made taking into account the overall performance of the Corporation and the individual performance appraisals of the executive officers.

     3. Incentive compensation that is based on overall bank and individual performance. This form of compensation is in addition to base salary and is intended to focus executive management on key performance factors leading to successful performance by the Corporation.

     4. The utilization of "qualified" programs, as defined by the Internal Revenue Code, where these programs are appropriate in meeting shareholder, Corporation, and executive officer interests.

     5. Stock incentive plan designed to provide long term incentives with awards that are discretionary by the Board of Directors.

  This executive compensation philosophy and policy has been developed to help the Executive Compensation Committee meet the objective of the executive compensation plan. To the extent necessary, it will be regularly evaluated and revised in order to meet this objective on an ongoing basis.

Executive Compensation Programs

  The primary components of the executive compensation program are base salaries and base benefits. Base salaries are defined by taking into account the job responsibilities of the positions, characteristics of the organization, and comparative salary information compiled and reviewed on an annual basis. The Committee regularly reviews the job assignments of the executive officers and analyzes a variety of annually-developed compensation salary survey information in order to maintain executive officer salaries that are equitable and competitive.
  Executive officers participate in the normal benefits programs available to employees of the Bank, e.g., pension plan, savings plan, group life, disability, hospitalization, major medical plans, etc. which do not discriminate in favor of officers and are available to all salaried employees.
  In 1995, the Committee established an Executive Incentive Compensation Plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Corporation's annual goals set at the beginning of the fiscal year. The primary measure utilized in the plan is return on average assets with additional measures for asset growth, operating efficiency, earnings per share, loan growth and quality and trust asset growth and profitability.
  Beyond the payment of dues to certain service and social organizations, executive officers do not receive any additional perquisites.

Chief Executive Officer Compensation

  The 1999 salary and incentives for the Corporation's Chief Executive Officer, James P. Moore, was $181,770.00 which was an increase of 0.9% over 1998. In setting Mr. Moore's salary, the Committee considered the Corporation's prior year and long-term performance along with Mr. Moore's role in the achievement of these performance levels.

1999 Executive Compensation Actions

  The Committee utilized a peer group of thirty single bank holding companies and banks in Pennsylvania for comparison purposes when evaluating the Corporation's financial performance and the salary and benefits of the three highest paid executives. This peer group was also utilized to establish the performance targets under the 1999 Executive Incentive Compensation Plan. Incentive awards for 1999 are determined and awarded in the first quarter of the following year.

      Submitted by the Executive Compensation Committee:

      William R. Owens, Chairman        Richard D. Gathagan    Peter F. Smith
      Robert E. Brown                   Dennis L. Merrey

Summary Compensation Table

     The following table shows, for the fiscal years ended December 31, 1997, 1998 and 1999, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each executive officer of the Corporation whose total annual salary and bonus exceeded $100,000 for any of these years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Long-Term Compensation
                                                                          -------------------------------------
                             Annual Compensation                                    Awards           Payouts
------------------------------------------------------------------------------------------------------------------------------------
Name and                                                        Other Annual   Restricted    Options/     LTIP      All Other
Principal                                     Salary    Bonus   Compensation  Stock Award(s)    SARs     Payouts   Compensation
Position                           Year         ($)       ($)       ($) [1]         ($)           (#)      ($)       ($) [2]
------------------------------------------------------------------------------------------------------------------------------------
James P. Moore,                    1999      172,600     9,170       0               0        3,500         0         41,047
President and CEO of               1998      169,600    10,500       0               0            0         0         35,224
CNB Financial Corp.                1997      164,800     4,000       0               0            0         0         22,410
Chairman of the Board of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------
William F. Falger,                 1999      155,000         0       0               0        3,500         0         38,743
Executive Vice                     1998      144,600    16,000       0               0            0         0         37,526
President of                       1997      133,900    13,000                       0            0         0         18,312
CNB Financial Corp.
President and CEO of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------
William A. Franson,                1999      113,300         0       0               0        2,500         0         36,964
Secretary of                       1998      111,300    10,500       0               0            0         0         37,289
CNB Financial Corp.                1997      108,150     9,188       0               0            0         0         14,256
Executive Vice President,
Cashier and COO of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------

[1] It is the policy of the Corporation to pay dues to certain service and social organzations for the executive officer. The incremental costs of these items were minimal and did not exceed the lesser of 10% of total compensation or $50,000 for any named excutive officer.

[2] Figures stated in this column include contributions to the Country National Bank Money Purchase Pension Plan, 401(k) Savings Plan and term life insurance premiums.


Pension Plan

     The Corporation does not have a retirement plan. The Bank maintains a non-contributory pension plan called The County National Bank Money Purchase Pension Plan. All active officers and employees, 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The salary contribution per participant is 9% of total salary plus 5.7% of salary in excess of $72,600, but subject to a $160,000 salary limit. The total annual contribution to the retirement plan for the year 1999 was $419,000. Employees become vested after five years service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer's contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum.

Savings Plan

     The County National Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. Participants can elect to deposit up to 10% of their annual salary into the Plan. Under the Tax Reform Act, participants' contributions are limited to $10,000.00, and also subject to the $160,000 compensation limit. All officers and employees of County National Bank, including those named in the Summary Compensation Table set forth herein, are eligible to participate in the Plan. The Bank makes matching contributions equal to 25% of the participant's contribution up to 4% of the participant's salary in the form of corporation stock. The Bank's total contribution to the savings plan was $39,904 for the year. All participant's contributions, at the participant's election, are invested among several mutual fund options maintained by the Bank as Trustee during 1999. The Bank's contributions to the Savings Plan in 1999 for the accounts of the officers named in the Summary Compensation Table set forth herein is included as All Other Compensation.

Stock Incentive Plan

     In 1999, the Corporation's Board of Directors adopted and the Stockholders approved the CNB Financial Corporation Stock Incentive Plan. The purpose of the Plan is to advance the development, growth and financial condition of the Corporation by providing incentives through participation in the appreciation of the capital stock in order to secure, retain and motivate personnel responsible for the operation and management of the Corporation and its subsidiaries. On September 14, 1999 ("Grant Date"), the Board of Directors granted qualified stock options for key officers of the Bank, the right to purchase shares of the Corporation Common Stock at a price of $28.25. The period of the options shall be ten (10) years, commencing from the date of the grant. Not more than twenty-five percent (25%) of the shares optioned by be exercised in any one year during the term of the option, commencing with the Grant Date. The Option shall not be exercisable until one year from the date of the grant. Shares granted under option in 1999 were 18,250.

Option/SAR Grants

     The following table sets forth information concerning stock options granted in 1999 under the Stock Incentive Plan to the Chief Executive Officer and the two most highly compensated executives of the Corporation named in the Summary Compensation Table:

      (a)                    (b)            (c)         (d)         (e)         (f)
                                        % of Total
                          Number of      Options/
                         Securities    SARs Granted   Exercise                  Grant
                         Underlying    to Employees    or Base                  Date
                        Options/SARs     in Fiscal      Price    Expiration    Present
    Name                   Granted          Year     ($/Share)       Date     Value ($)
------------------------------------------------------------------------------------------------
James P. Moore              3,500         19.2%       $28.25      9/14/2009    $98,875
William F. Falger           3,500         19.2%       $28.25      9/14/2009    $98,875
William A. Franson          2,500         13.7%       $28.25      9/14/2009    $70,625

Aggregated Stock Option Exercised During 1999 and Year-End Option Values The following table sets forth information concerning the exercise during 1999 of options granted under the Stock Incentive Plan by three of the most highly compensated executives of the Corporation named in the Summary Compensation
Table:

      (a)                    (b)           (c)                  (d)                                  (e)
                            Number                       Number of Securities
                              of          Value         Underlying Unexercised               Value of Unexercised
                            Shares       Realized             Options at                    In-the-Money Options on
                           Acquired     on Shares         December 31, 1999                  December 31, 1999 (2)
    Name                  On Exercise   Acquired (1)  Exercisable   Unexercisable        Exercisable       Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
James P. Moore             0             0             0           3,500                 $0                  $0
William F. Falger          0             0             0           3,500                 $0                  $0
William A. Franson         0             0             0           2,500                 $0                  $0

(1) Represents the difference between the market value on the date of exercise of the shares acquired and the option price of those shares.

(2) Represents the differences between the aggregate market value at December 31, 1999 of the shares subject to the options and the aggregate option price of those shares.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Executive Compensation Committee is composed of Chairman Owens and Messrs. Brown, Gathagan, Merrey, and Smith. Mr. Owens was formally an officer of the Corporation and the Bank. Mr. Smith is general counsel for the Corporation and the Bank.

                          COMPENSATION OF DIRECTORS

  Members of the Corporation's Board of Directors who are not employees of the Corporation or the Bank are paid a quarterly retainer fee of $125 and also $200 for attendance at each board and $265 for each committee meeting. Non-Executive Corporate Board Chairperson is also paid a $417 monthly retainer fee. Members of the Bank's Board of Directors who are not employees of the Corporation or the Bank are paid $425 for attendance at each Board meeting and $265 for attendance at each committee meeting. Committee Chairpersons were paid $315 for each meeting attended. All Bank Board of Director members are paid a $500 monthly retainer.

CERTAIN TRANSACTIONS

  Directors and officers of The Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with County National Bank. All such transactions have been made in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

From time to time, The Corporation and the Bank may purchase materials or services from directors or from companies with which directors are associated. Any disclosures that apply in this regard appear under the section of Compensation Committee Interlocks.

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

  The Directors approved a Directors and Executive Deferred Compensation Plan. Annually, outside directors can elect the level of participation of their director compensation to be deferred. Executive deferrals can be elected throughout the year up to 10% of base compensation and 100% of all bonuses. All deferred compensation will be a general liability of this Corporation and Bank, respectively. This is a phantom stock plan whereby any appreciation or depreciation in each participants account value will reflect precisely CNB Financial Corporation common stock performance including cash dividends. Deferred compensation will serve as a funding source for a trust. Investments are expected to closely match the appreciated or depreciated liability. Any variance will be adjusted by an expense or gain to the Corporation or Bank. In addition to the tax advantages to the participants, they are each additionally incented toward the general performance of the Corporation's common stock. Accounting treatment for this plan is subject to the Financial Accounting Standards Board Statement #123.

                               PERFORMANCE GRAPH

  The following graph illustrates the performance pattern of the common stock of CNB Financial Corporation as compared to the NASDAQ bank stock index and all NASDAQ U.S. stocks. The index values are market weighted, dividend reinvestment numbers which measure the total return for investing $100 five years ago. This index meets all SEC requirements for showing dividend reinvestment share performance over a five year period. The bank index values qualify as industry specific peer groups for reporting purposes and measure the return to an investor for placing $100 into a basket of stocks and letting that money set with all dividends being reinvested into the stock paying the dividend.


                           CNB Financial Corporation
                            Stock Price Performance
                             [GRAPH APPEARS HERE]



                                 Period Ending

                        12-31-94   12-31-95   12-31-96   12-31-97   12-31-98   12-31-99
---------------------------------------------------------------------------------------
CNB Financial Corp.    $  100.00  $   99.74  $  128.42  $  151.57  $  253.94  $  179.13
---------------------------------------------------------------------------------------
NASDAQ - Total US*     $  100.00  $  141.33  $  173.89  $  213.07  $  300.25  $  542.43
---------------------------------------------------------------------------------------
NASDAQ Bank Index*     $  100.00  $  149.00  $  196.73  $  329.39  $  327.11  $  314.42

---------------------------------------------------------------------------------------

SNL Securities LC
Charlottesville, VA

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 1999.
Used with permission. All rights reserved. crsp.com.

CONCERNING THE INDEPENDENT PUBLIC ACCOUNTANTS


  Ernst & Young LLP, Pittsburgh, PA Certified Public Accountants has been selected as independent auditors to examine the financial statements of the Corporation and its subsidiary for the current year. The firm has acted in this capacity since August 24, 1993. Representatives of the accounting firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement and answer appropriate questions regarding the Corporation and the Bank.

SHAREHOLDER PROPOSALS

  The Board of Directors will consider shareholder proposals for the year 2001 annual meeting. Any shareholder wishing to make a proposal to be considered for inclusion in the proxy statement for the year 2001 annual meeting of shareholders should forward a written copy of such proposal to James P. Moore, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested, no later than November 22, 2000.

                              By Order of the Board of Directors,


                              /s/ William A. Franson
                              William A. Franson
                              Secretary


Clearfield, Pennsylvania
March 23, 2000

PROXY
                                    [LOGO]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PROXY FOR ANNUAL MEETING
                        OF SHAREHOLDERS APRIL 18, 2000
The undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned's name(s) at the Annual Meeting of Shareholders to be held at the office of CNB Financial Corporation/County National Bank, One South Second Street, Clearfield, PA 16830 on April 18, 2000 or at any adjournment thereof.

1. ELECTION OF DIRECTORS:
   To elect the persons named below to serve as Class 3 Directors until the Annual Meeting in the year 2003 or until their successors are duly elected.
   [_] FOR                  [_] FOR                 [_] WITHHOLD
       all nominees             all nominees            for all nominees
                                except those
                                which I/we with
                                hold authority
                                *(see INSTRUCTION
                                below)
   Robert E. Brown          James P. Moore          Robert C. Penoyer
   Joseph L. Waroquier, Sr.

  *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES(S),
   WRITE NOMINEE'S NAME(S) IN THIS SPACE.

________________________________________________________________________________


________________________________________________________________________________


                                                                           PROXY


2.  Transact such other business as may properly come before said meeting.
    IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE NAMED PROXIES ARE AUTHORIZED TO VOTE THEREON AT THEIR DISCRETION.

This proxy confers discretionary authority to vote FOR the proposals in the absence of contrary directions. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

Number of shares
of record on
March 8, 2000               Dated ____________________________ 19 _____


_________________           ________________________________________
                                             Signature

                            ________________________________________
                                             Signature

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.